UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

Amplitude, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40817	45-3937349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

201 Third Street, Suite 200

San Francisco, California 94103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 231-2353

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	AMPL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2026, Amplitude Inc. (the “Company”) announced that Thomas Hansen will be departing from his role as President of the Company, effective March 31, 2026. Mr. Hansen will serve the Company in an advisory capacity through April 1, 2027 to support continuity and a smooth transition. Mr. Hansen’s departure from the Company is not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Nathaniel Crook, the Company’s current Chief Revenue Officer, will be stepping in as the Company’s first Chief Commercial Officer to assume many of Mr. Hansen’s responsibilities.

Item 7.01 Regulation FD Disclosure.

On February 24, 2026, the Company issued a press release announcing the change described in Item 5.02 and reaffirming its financial outlook for the first quarter and full year of 2026. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 24, 2026, issued by Amplitude, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITUDE, INC.

Date: February 24, 2026	By:	/s/ Spenser Skates
Name: Spenser Skates
Title: Chief Executive Officer